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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2006

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-21577                 84-1100630
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         On November 13, 2006, the board of directors of Wild Oats Markets, Inc., a Delaware corporation (the "Registrant"), decided to close an aggregate of eight currently operating stores: (a) five stores operated under the Henry's Farmers Market banner located in Phoenix, Arizona, and (b) three stores operated under the Wild Oats Market banner and located in Omaha, Nebraska, Salt Lake City, Utah, and Fort Collins, Colorado. The Registrant anticipates that the store closures will be completed by December 16, 2006. The Registrant also has decided not to open one store under development in metropolitan Phoenix, Arizona. Additionally, the Registrant has impaired the operating assets to the expected net realizable value for two underperforming stores in other markets, one of which will close when its lease expires in 2007. The decision to close the identified stores was made after the Registrant concluded that seven of the identified stores had or would under-perform in relation to expected sales, and that the other two stores, which are much older, in less defensible locations and were impacted by subsequent competition, were unlikely to show significant improvement in cash flows within an acceptable time frame.

         The Registrant expects to incur an estimated $25.5 million charge in the fourth fiscal quarter of 2006 to pre-tax earnings as follows:
                                                               Charge
       Type of Cost                                         (in millions)
       -------------------------------------------------    -------------
       Asset impairment charges                             $        13.8
       Lease-related liabilities                                     11.2
       Severance for employees terminated during the
        fourth quarter of fiscal 2006                                 0.5
                                                            =============
        Total estimated restructuring and asset
              impairment charges                            $        25.5

         In addition to the restructuring charges reflected above, the Registrant expects to incur an estimated $1.7 million in incremental operating costs in the fourth fiscal quarter of 2006 resulting from the store closure plan described above.

Risk Factors and Uncertainties

         This report contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Such forward-looking statements include the anticipated performance of stores, expected future financial measures and prospects for favorable growth and performance. The statements made by the Registrant are based on management's present expectations, and actual results may differ from the results indicated or otherwise implied by such forward-looking statements due to certain risks and uncertainties including, but not limited to: the Registrant's ability to execute, the results of merchandising and marketing programs, the impact of competition and other factors as are set forth in the Registrant's SEC filings, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and the Registrant's quarterly reports on Form 10-Q. These risk factors may not be an all-inclusive enumeration of the business risks faced by the Registrant. Investors should recognize that the reliability of any projected financial data diminishes the farther in the future the data is projected.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following is furnished as an exhibit to this current report on Form 8-K:

Exhibit 99.1   Press Release of Wild Oats Markets, Inc. dated November 14, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                Wild Oats Markets, Inc.
                                                (Registrant)

                                                By:  /s/ Freya R. Brier
                                                     ---------------------------
                                                     Freya R. Brier
Date: November 14, 2006                              Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release of Wild Oats Markets, Inc. dated November 14, 2006.